UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report     (Date of earliest event reported):    March 28, 2013

HOOPER HOLMES, INC.
(Exact name of Registrant as Specified in its Charter)

New York                    1-9972                22-1659359
(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)            Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of Principal Executive Offices)

Registrant's telephone number, including area code         908-766-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2013, Hooper Holmes, Inc. (the “Company”) entered into the First Amendment to Loan and Security Agreement (the “First Amendment”) with Keltic Financial Partners II, LP (“Keltic”). The First Amendment amends the terms and conditions of that certain Loan and Security Agreement, dated as of February 28, 2013, by and among the Company and Keltic (as amended, restated, supplemented and otherwise modified from time to time, the “Loan and Security Agreement”). The following summarizes certain terms of the First Amendment:

Under the First Amendment, (a) the EBITDA requirements contained in Section 8.20 of the Loan and Security Agreement relating to measurement periods ending on each of June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014 have been deleted and the Company will be required to comply with the EBITDA requirements beginning with the 12 months ending June 30, 2014; (b) the facility fee under the Loan and Security Agreement has been increased from one percent (1.0%) per annum to one-and-a-half percent (1.5%) per annum; (c) the early termination fees under the Loan and Security Agreement have been increased from three percent (3%) to five percent (5%) of the revolving credit limit for the year ended February 28, 2014, from two percent (2%) to three percent (3%) of the revolving credit limit for the year ended February 28, 2015 and from one percent (1%) to two percent (2%) of the revolving credit limit for the year ended February 28, 2016; and (d) the collateral management fee under the Loan and Security Agreement has been increased from one thousand five hundred dollars ($1,500) per month to two thousand five hundred dollars ($2,500) per month. The Company also agreed to pay an amendment fee to Keltic of $200,000.

Additionally, pursuant to the First Amendment, the Company has entered into a Mortgage and Security Agreement, dated March 28, 2013, by the Company in favor of Keltic, with respect to the Company's principal offices located at 170 Mount Airy Road, Basking Ridge, New Jersey (as amended, restated, supplemented and otherwise modified from time to time, the “Mortgage”).

The First Amendment also contains other customary representations, warranties, covenants and terms and conditions.

The foregoing descriptions of the First Amendment and the Mortgage are qualified in their entireties by reference to the full texts of the First Amendment and the Mortgage, copies of which are attached as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of the Current Report on Form 8-K filed by the Company on March 6, 2013 and Exhibits 10.1, 10.2, 10.3 and 10.4 attached thereto are incorporated by reference into this Item 2.03.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Amendment to Loan and Security Agreement, dated March 28, 2013, between Keltic and the Company
10.2	Mortgage and Security Agreement, dated March 28, 2013, by the Company in favor of Keltic

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
HOOPER HOLMES, INC.

Date: March 29, 2013	By: /s/ Michael J. Shea
Michael J. Shea
Senior Vice President,
Chief Financial Officer and
Treasurer